S000031365 [Member] Investment Strategy - Columbia Dividend Opportunity Fund	May 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund’s assets primarily are invested in equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend-paying stocks is the primary decision in building the investment portfolio. The Fund invests principally in securities of companies believed to be attractively valued and to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Fund may at times emphasize one or more sectors in selecting its investments. As of its most recent fiscal year end, the Fund had an investment emphasis in the financials sector.
The Fund may invest up to 25% of its net assets in foreign investments.